Rule 497 (e)
                                                              File Nos. 33-53368
                                                                   and 811-07290


         BEAR STEARNS INVESTMENT TRUST

         Emerging Markets Debt Portfolio

         Class Y Shares

         Supplement dated December 12, 1997 to Prospectus dated May 30, 1997 of the Emerging Markets Debt Portfolio

1. Bear Stearns Asset Management Inc. ("BSAM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment manager. BSAM is also referred to herein as the "Manager". As of December 3, 1997, Bears Stearns Funds Management Inc., the registered investment adviser of the Portfolio, has changed its name to Bear Stearns Asset Management Inc.

         Bear Stearns Funds Management Inc., a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the Administrator of the Portfolio. As of December 4, 1997, Bear Stearns Funds Management Inc. formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for The Bear Stearns Funds and other affiliated and non-affiliated investment companies.

2. Any references to PFPC Inc. as "Administrator" shall be deleted and replaced with "Transfer Agent".

3. The first sentence of the section "Description of the Portfolio-Borrowing and Leverage" on page 11 of the Prospectus shall be deleted in its entirety and replaced with the following "The Portfolio may solely, for temporary or emergency purposes, borrow in an amount up to 15% of the Portfolio's total assets (including the amount borrowed), less all liabilities and indebtness other than the borrowing".